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MICRODYNE CORPORATION                            1997 ANNUAL REPORT ON FORM 10-K
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                                                                   Exhibit 10.36

                               SIXTH AMENDMENT TO

                                CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated and effective as of June 17, 1997, is made by and between MICRODYNE CORPORATION, a Maryland corporation (the "Borrower"), CRESTAR BANK and NBD BANK (the "Banks"), and CRESTAR BANK ("Crestar") as agent (the "Agent") for the Banks.

                                    RECITALS

         The Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of January 27, 1995, as amended by the First Amendment to Credit Agreement, dated as of October 26, 1995, the Second Amendment to Credit Agreement, dated as of June 30, 1996, the Third Amendment to Credit Agreement, dated as of August 19, 1996, the Fourth Amendment to Credit Agreement, dated as of September 27, 1996, and the Fifth Amendment to Credit Agreement, dated as of March 14, 1997 (as further amended, modified or supplemented from time to time, the "Agreement"). Terms defined in the Agreement shall have the same defined meanings when such terms are used in this Amendment.

         The Borrower, the Agent and the Banks have agreed to amend certain provisions of the Agreement. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower, the Banks and the Agent agree as follows:

         The Maximum Amount, as of June 29, 1997, and at all times thereafter, shall be $7,000,000.

         The Banks waive compliance with the requirements of Section 7.3 of the Credit Agreement for the fiscal quarter ending on June 29, 1997. In consideration of this waiver, the Borrower shall pay to the Agent, for the account of the Banks, a fee of $25,000, which shall be payable on the date hereof.

         Except for the amendments to the Agreement expressly set forth above, the Agreement and the other Loan Documents shall remain in full force and effect. The Borrower acknowledges and agrees that this Amendment only amends the terms of the Agreement and is not a novation, and the Borrower ratifies and confirms the remaining terms and provisions of the Agreement and the other Loan Documents in all respects. Nothing in this Amendment shall require the Banks to grant any further amendments to or waivers of the terms of the Loan Documents. The failure of the Borrower to perform or observe any covenant or agreement contained herein shall constitute an Event of Default under the Credit Agreement.

         The Borrower acknowledges and agrees that (a) there are no defenses, counterclaims or setoffs against any of its obligations under the Loan Documents, and (b) the prior grant of a security interest in the Collateral created by the Security Agreement and the Patent and Trademark Assignment continues to secure the Obligations, is in full force and effect, and is ratified and confirmed by the Borrower in all respects.

         The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors. All other representations and warranties made by the Borrower in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Banks in accordance with the provisions of the Loan Documents.

         The Borrower agrees to pay all costs and expenses incurred by the Agent and the Banks in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

         This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.


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MICRODYNE CORPORATION                            1997 ANNUAL REPORT ON FORM 10-K
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         This Amendment may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

         WITNESS the following signatures.

                             BORROWER:

                             MICRODYNE CORPORATION,
                             a Maryland corporation

                             By: /s/ Christian Spitz
                             Name:   Christian Spitz
                             Title: Senior Vice President and CFO

                             AGENT:

                             CRESTAR BANK

                             By: /s/  Miriam M. Sadler
                                      Miriam M. Sadler
                                      Senior Vice President

                             BANKS:

                             CRESTAR BANK

                             By: /s/  Miriam M. Sadler
                                      Miriam M. Sadler
                                      Senior Vice President

                             NBD BANK

                             By: /s/ Phillip D. Martin
                             Name:   Phillip D. Martin
                             Title: Vice President


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